UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2009

NEW MOTION, INC.
doing business as Atrinsic
(Exact name of registrant as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42 Corporate Park, Suite 250, Irvine, CA 92606
(Address of Principal Executive Offices/Zip Code)

(949) 777-3700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Explanatory Notes

New Motion, Inc. hereby amends its Current Report on Form 8-K (originally filed on January 27, 2009) to comply with the disclosure requirements of Item 4.01 and to include as Exhibit 16.1, a letter from McGladrey & Pullen, LLP, stating that McGladrey & Pullen, LLP, except as set forth in its letter, agrees with the statements made herein by the Company. The Company has also amended its disclosure under Item 4.01(a)(ii) to clarify that McGladrey & Pullen, LLP was not consulted on any accounting matters with regard to the audit of the December 31, 2008 financial statements of the Company.  The Company acknowledges and agrees that, as stated in McGladrey & Pullen, LLP’s letter included herewith, McGladrey & Pullen, LLP were consulted by the Company as it related to accounting matters in connection with the Company’s March 31, 2008, June 30, 2008 and September 30, 2008 quarterly filings.

Item 4.01   Change in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm

(i) On January 21, 2009, McGladrey & Pullen, LLP resigned as New Motion, Inc.’s (“we”, “us”, “our” or the “Company”) independent registered public accounting firm.

(ii) We engaged McGladrey & Pullen, LLP as our independent registered public accounting firm on May 7, 2008. Since our fiscal year ends on December 31, McGladrey & Pullen did not report on our consolidated financial statements during their engagement. Further, as of the date of this filing, McGladrey & Pullen, LLP have not commenced any procedures with regard to their audit of the December 31, 2008 financial statements of the Company, nor have they been consulted on any accounting matters with regard to the audit of the December 31, 2008 financial statements of the Company.

(iii) Our Audit Committee approved a process to evaluate a change in our accountants. During the process, McGladrey & Pullen, LLP resigned as our independent registered public accounting firm.

(iv) During our year ended December 31, 2008 and through January 21, 2009, there have been no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused McGladrey & Pullen, LLP to make reference to the subject matter of the disagreements in connection with its reports.

(v) During our year ended December 31, 2008 and through January 21, 2009, there have been no reportable events (as defined in Item 304(a)(I)(v) of Regulation S-K).

The Company furnished McGladrey & Pullen, LLP with a copy of this Report on Form 8-K prior to filing with the SEC. The Company also requested that McGladrey & Pullen, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter furnished by McGladrey & Pullen, LLP in response to that request dated January 29, 2009 is filed as Exhibit 16.1 to this Report on Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits

	(d)	Exhibits

The following exhibit is filed herewith:

Exhibit Number		Description

16.1		Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated January 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Motion, Inc.

Date: January 30, 2009	By:	/s/ Andrew Zaref
Andrew Zaref
Chief Financial Officer